EXHIBIT 10.1

                               BEDFORD CURRY & CO.
                         801 - 1281 West Georgia Street
                             Vancouver, BC, V6E 3J7
                                     Canada


December 25, 2001

U.S. Securities & Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re : Hadro Resources, Inc. - Form 8-K



Dear Sir/ Madame:

As Chartered Accountants, we hereby consent to the inclusion or incorporation by reference in this Form 8-K Current Report dated December 24, 2001, of the following:

     o Our report dated October 29, 2001 to the Shareholders and Directors of Thor Energy, Inc. for the years ended June 30, 2001 and 2000;

     o Our report dated October 29, 2001 to the Shareholders and Directors of O.J. Oil and Gas Co., Inc. for the years ended June 30, 2001 and 2000;

     o Our report dated October 29, 2001 to the Shareholders and Directors of Oak Hills Energy, Inc. for the years ended June 30, 2001 and 2000;



Yours truly,


/s/ BEDFORD CURRY & CO.
-----------------------
"BEDFORD CURRY & CO."

Chartered Accountants